Property and Equipment, Net	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Property and equipment, net

Note 10 — Property and equipment, net

Property and equipment, net consist of the following:

	December 31, 2021	December 31, 2022	December 31, 2022
	RMB	RMB	USD
Office electronic equipment	1,758,527	1,381,602	198,376
Office fixtures and furniture	41,392	35,533	5,102
Vehicles	—	1,201,452	172,508
Building	24,825,710	24,825,710	3,564,556
Leasehold improvements	1,363,989	1,153,205	165,581
Subtotal	27,989,618	28,597,502	4,106,123
Less: accumulated depreciation	(3,150,073)	(4,449,209)	(638,832)
Total	24,839,545	24,148,293	3,467,291

Depreciation expense for the years ended December 31, 2020, 2021 and 2022 amounted to RMB 483,658, RMB 1,124,655 and RMB 1,663,412 (USD 238,838), respectively. Impairment loss amounted to nil, RMB 38,573, and RMB 136,701 (USD 19,628), for the years ended December 31, 2020, 2021 and 2022, respectively.